[GRAPHIC]

                                     HATTERAS
                                     INCOME
                                     SECURITIES,
                                     INC.


                                                                   Annual Report
                                                                 To Shareholders
                                                               December 31, 1999

-------------------------------------------------------------------------------
              NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE
-------------------------------------------------------------------------------

 SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
-------------------------------------------------------------------------------

DEAR SHAREHOLDER:

I am pleased to present the Hatteras Income Securities, Inc. (the "Company") Annual Report to Shareholders for the year ended December 31, 1999.

INVESTMENT OBJECTIVE

The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek high monthly income consistent with prudent investment risk.

PERFORMANCE UPDATE

We will remember 1999 as a very difficult year for the bond market, with interest rates rising across the yield curve. During the year, yields rose about 180 basis points on short- and intermediate-term U.S. Treasury bonds and 139 basis points on the benchmark 30-year U.S. Treasury bond. (100 basis points is equivalent to 1%). The big concerns for the bond market were the strength of the U.S. economy, fear of inflation on expectations that low unemployment would lead to wage pressures, and anticipation that the Federal Reserve Board (the Fed) would act to raise interest rates early in the year 2000. During 1999, all of the non-Treasury sectors of the bond market performed well, modestly outperforming Treasury bonds on a duration-adjusted basis. The strong economy continued to support valuations in both the investment grade and high yield corporate sectors of the fixed income market. One result was downward net asset value (NAV) pressure from rising rates, which was offset somewhat by the performance of non-Treasury securities.

Despite relatively good performance for non-Treasury bonds, 1999 was not kind to fixed income investors. The performance of the broad market registered a negative annual performance, with the Lehman Aggregate Bond Index returning (0.82)%. For long bond investors, the annual performance of the 30-year Treasury was a painful (14.89)%. Even the five-year Treasury, which is considered by many a "safe haven", provided a (2.54)% return for the year. Now that the returns are in, we can say definitively that 1999 was the second worst total return year on record, behind only by the infamous 1994 returns, where the bond market returned (2.92)% as measured by the Lehman Aggregate Bond Index.

During 1999, the Company posted a return of (2.36)% based on its NAV, underperforming the Lipper Closed-end Corporate Debt Funds BBB-Rated Average which returned (1.54)%.(1) Consistent with its objective of high monthly income, the Fund provided investors with a monthly dividend of $0.085 cents per share. Hatteras Income Securities, Inc. had an annualized yield of 6.96% based on the closing NAV of $14.65 on December 31, 1999. We believe this is a very competitive yield on the portfolio, given the current level of rates. A similar duration Treasury bond yields 6.34%. We also note that the Company paid out a special dividend on December 31, 1999 of $0.0921.


     THE PERFORMANCE INFORMATION QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OF FUTURE RESULTS.

     (1)The Lipper Closed-end Corporate Debt Funds BBB-Rated Average includes 16 funds. Lipper Inc. is an independent monitor of closed-end fund performance.

MARKET OUTLOOK

Looking forward into the new millennium, the outlook for the Fed remains uncertain. We expect the Fed to scrutinize stock valuations in light of the strength of the domestic and global economies and tight domestic labor markets to determine whether it needs to continue to increase short-term interest rates in the year 2000. The market expects at least a 50 basis point increase in rates during 2000, based on where futures on the Federal Funds rate are currently trading. This has been a very good indicator over the last few years. If the Fed does increase short-term interest rates, the question then becomes: did the Fed raise short-term interest rates enough to cool an "over-heating" economy? We cannot know how the market will anticipate the Fed.'s 1st quarter 2000 decisions, but we do know that we will continue our discipline to manage the interest rate risk in the portfolio. If sector spreads decline, or even hold steady at current levels, our strategy should produce positive relative performance in the New Year.

We thank you for your continued support.


Sincerely,

/s/ Robert H. Gordon

ROBERT H. GORDON
President
December 31, 1999


P.S. At the February FOMC meeting, the Federal Reserve Board raised the Fed Funds rate by 25 basis points.

                        HATTERAS INCOME SECURITIES, INC.
                            PORTFOLIO OF INVESTMENTS
                                December 31, 1999

                                                              Moody's           S&P
 Principal                                                     Rating          Rating       Market
  Amount                                                    (unaudited)     (unaudited)      Value
CORPORATE BONDS AND NOTES -- 60.6%
             BANKING AND FINANCE -- 10.8%
 $500,000    Aon Capital Trust A,
             8.205% 01/01/27 ...........................   A3              A              $  503,411
  500,000    Capital One Bank,
             6.700% 05/15/08 ...........................   Baa2            BBB-              456,369
  500,000    CSC Holding Inc.,
             8.125% 07/15/09 ...........................   Ba2             BB+               499,375
  500,000    FCB/NB Capital Trust I, Gtd. Notes,
             8.050% 03/01/28 ...........................   Baa3            BB+               442,730
  500,000    First Union Institutional Capital Trust I,
             8.040% 12/01/26 ...........................   A1              BBB+              464,770
  800,000    Golden State Escrow Corporation,
             7.000% 08/01/03 ...........................   Ba1             BB+               740,181
  750,000    Great Western Financial,
             8.206% 02/01/27 ...........................   A3              BBB-              702,607
  500,000    Lehman Brothers Inc.,
             11.625% 05/15/05 ..........................   Baa1            A                 582,013
  500,000    Popular Inc., MTN,
             6.375% 09/15/03 ...........................   A3              BBB+              479,072
  500,000    Wilmington Trust Corporation,
             6.625% 05/01/08 ...........................   Baa2            A-                468,567
                                                                                          ----------
             Total Banking and Finance:                                                    5,339,095
                                                                                          ----------
             CONTAINERS -- 1.5%
  750,000    BWAY Corporation, Sr. Sub. Notes,
             10.250% 04/15/07 ..........................   B2              B                 739,688
                                                                                          ----------
             ELECTRIC UTILITY -- 0.9%
  500,000    Dominion Capital Trust I, Sr. Notes,
             7.830% 12/01/27 ...........................   Baa1            BBB+              438,595
                                                                                          ----------
             ENERGY -- 5.3%
  650,000    Barrett Resources Corporation, Sr. Notes,
             7.550% 02/01/07 ...........................   Ba1             BB+               608,169
  500,000    CMS Energy Corporation,
             8.125% 05/15/02 ...........................   Ba3             BB                497,340
  700,000    Occidental Petroleum Corporation, Sr. Deb.,
             10.125% 09/15/09 ..........................   Baa3            BBB               785,173
  800,000    PDV America Inc., Gtd. Sr. Notes,
             7.875% 08/01/03 ...........................   Baa3            B+                753,140
                                                                                          ----------
             Total Energy:                                                                 2,643,822
                                                                                          ----------

                       HATTERAS INCOME SECURITIES, INC.
                       PORTFOLIO OF INVESTMENTS(Continued)
                                December 31, 1999

                                                              Moody's           S&P
 Principal                                                     Rating         Rating        Market
  Amount                                                    (unaudited)    (unaudited)      Value
             FINANCIAL/BROKERAGE -- 4.1%
 $500,000    Household Finance Corporation,
             5.875% 02/01/09 ...........................   A2              A              $  442,410
  500,000    Merrill Lynch & Company,
             6.000% 02/17/09 ...........................   Aa3             AA-               448,175
  550,000    Morgan Stanley Finance plc, Gtd. Sub. Deb.,
             8.030% 02/28/17 ...........................   A2              A-                541,903
  600,000    Paine Webber Group, Inc., Sr. Notes,
             7.625% 10/15/08 ...........................   Baa1            BBB+              584,044
                                                                                          ----------
             Total Financial/Brokerage:                                                    2,016,532
                                                                                          ----------
             GAS -- 1.5%
  750,000    Louis Dreyfus Natural Gas Corporation,
             Sr. Sub Notes,
             9.250% 06/15/04 ...........................   Ba3             BB+               750,256
                                                                                          ----------
             HEALTH CARE -- 2.2%
  525,000    HEALTHSOUTH Corporation,
             7.000% 06/15/08 ...........................   Baa3            BBB               431,919
  650,000    Tenet Healthcare Corporation,
             7.875% 01/15/03 ...........................   Ba1             BB+               629,688
                                                                                          ----------
             Total Healthcare:                                                             1,061,607
                                                                                          ----------
             INDUSTRIAL -- 14.9%
  600,000    Allied Waste North America,
             7.625% 01/01/06 ...........................   Ba3             BB-               541,500
  350,000    American Standard Inc.,
             7.375% 04/15/05 ...........................   Ba3             BB-               331,187
  530,000    Beckman Instruments, Inc.,
             7.450% 03/04/08 ...........................   Ba1             BB+               485,562
  600,000    Coltec Industries, Inc.,
             7.500% 04/15/08 ...........................   Ba2             A-                577,856
  500,000    Enterprise Rent A Car,
             6.625% 02/15/05 ...........................   Baa2            BBB+              472,977
  525,000    Equistar Chemicals LP,
             8.500% 02/15/04 ...........................   Baa3            BBB-              521,994
  650,000    Federal - Mogul Corporation,
             7.500% 07/01/04 ...........................   Ba2             BB+               615,382

6
                       HATTERAS INCOME SECURITIES, INC.
                       PORTFOLIO OF INVESTMENTS(Continued)
                                December 31, 1999

                                                                Moody's           S&P
  Principal                                                      Rating         Rating        Market
   Amount                                                     (unaudited)    (unaudited)       Value
               INDUSTRIAL -- (continued)
 $  500,000    Fisher Scientific International, Sr. Notes,
               7.125% 12/15/05 ...........................   B1              B+             $  454,103
    500,000    J. Seagram and Sons,
               7.500% 12/15/18 ...........................   Baa3            BBB-              472,541
    500,000    LCI International Inc.,
               7.250% 06/15/07 ...........................   Ba1             BB+               479,829
    650,000    Owens Illinois,
               7.850% 05/15/04 ...........................   Ba1             BB+               629,052
    500,000    Raytheon Company,
               7.000% 11/01/28 ...........................   Baa2            BBB-              434,433
    500,000    Service Corporation International,
               7.375% 04/15/04 ...........................   Baa3            BBB-              421,235
    600,000    USA Waste Services, Inc.,
               6.500% 12/15/02 ...........................   Ba1             BBB               554,510
    375,000    Westpoint Stevens Inc.,
               7.875% 06/15/05 ...........................   Ba3             BB                343,125
                                                                                            ----------
               Total Industrial:                                                             7,335,286
                                                                                            ----------
               INSURANCE -- 2.1%
    600,000    Conseco Inc., Sr. Notes,
               8.796% 04/01/27 ...........................   Ba2             BBB-              543,328
    525,000    Jefferson-Pilot Capital Trust,
               8.285% 03/01/46 ...........................   A1              A+                503,650
                                                                                            ----------
               Total Insurance:                                                              1,046,978
                                                                                            ----------
               MEDIA AND CABLE -- 7.2%
    700,000    Jones Intercable, Inc., Sr. Notes,
               9.625% 03/15/02 ...........................   Baa3            BBB-              730,663
    750,000    Primedia Inc.,
               7.625% 04/01/08 ...........................   Ba3             BB-               701,250
  1,000,000    Rogers Cablesystems Limited, Deb.,
               10.000% 12/01/07 ..........................   Ba3             BB+             1,066,250
    500,000    Time Warner Incorporated,
               9.125% 01/15/13 ...........................   Baa3            BBB               540,000
    500,000    Viacom Inc.,
               8.250% 08/01/22 ...........................   Baa3            BBB-              494,312
                                                                                            ----------
               Total Media and Cable:                                                        3,532,475
                                                                                            ----------

                       HATTERAS INCOME SECURITIES, INC.
                       PORTFOLIO OF INVESTMENTS(Continued)
                                December 31, 1999

                                                         Moody's           S&P
 Principal                                               Rating          Rating         Market
  Amount                                              (unaudited)     (unaudited)       Value
             PAPER & FOREST PRODUCTS -- 1.5%
 $800,000    Georgia-Pacific Corporation,
             7.250% 06/01/28 ......................   Baa2            BBB-           $   719,762
                                                                                     -----------
             PUBLISHING -- 1.7%
  750,000    News America Holdings Inc., Gtd. Deb.,
             10.125% 10/15/12 .....................   Baa3            BBB-               825,155
                                                                                     -----------
             TELECOMMUNICATIONS -- 5.2%
  850,000    AT&T Capitial Corporation,
             6.600% 05/15/05 ......................   A1              A+                 816,768
  500,000    British Sky Broadcasting,
             8.200% 07/15/09 ......................   Baa2            BBB-               480,583
  500,000    GTE Corporation,
             7.900% 02/01/27 ......................   Baa1            A                  480,185
  500,000    Lenfest Communications,
             10.500% 06/15/06 .....................   B2              BB-                560,000
  250,000    Paramount Communications,
             7.500% 07/15/23 ......................   Baa3            BBB-               223,893
                                                                                     -----------
             Total Telecommunications:                                                 2,561,429
                                                                                     -----------
             TRANSPORTATION -- 1.7%
  750,000    Federal Express Corporation, Notes,
             9.650% 06/15/12 ......................   Baa2            BBB                835,438
                                                                                     -----------
             Total Corporate Bonds and Notes:
             (Cost $32,466,158)....................                                   29,846,118
                                                                                     ===========
FOREIGN BONDS AND NOTES -- 1.8%
  500,000    Corp. Andina de Fomento,
             7.750% 03/01/04 ......................   A2              BBB+               500,096
  500,000    United Mexican States,
             6.250% 12/31/19 ......................   Ba2             BB                 394,400
                                                                                     -----------
             Total Foreign Bonds and Notes:
             (Cost $857,700).......................                                      894,496
                                                                                     ===========
MORTGAGE-BACKED SECURITIES -- 15.9%
             FEDERAL HOME LOAN MORTGAGE
             CORPORATION (FHLMC)
             CERTIFICATES -- 0.1%
   41,200    9.250% 08/01/08 ......................                                       43,284
                                                                                     -----------

8
                       HATTERAS INCOME SECURITIES, INC.
                       PORTFOLIO OF INVESTMENTS(Continued)
                                December 31, 1999

  Principal                                             Market
    Amount                                              Value
    MORTGAGE-BACKED SECURITIES -- (Continued)
                FEDERAL NATIONAL MORTGAGE
                ASSOCIATION (FNMA)
                CERTIFICATES -- 13.4%
 $5,825,000     5.250% 01/15/09 .................    $5,129,215
    850,000     5.625% 05/14/04 .................       810,719
     94,344     7.000% 04/01/27 .................        91,245
    218,225     7.000% 05/01/28 .................       211,056
    133,384     8.000% 01/01/28 .................       134,511
     59,234     9.000% 05/01/27 .................        61,690
    191,979     9.250% 09/01/10 .................       201,896
                                                     ----------
                Total:                                6,640,332
                                                     ----------
                GOVERNMENT NATIONAL MORTGAGE
                ASSOCIATION (GNMA)
                CERTIFICATES --  2.4%
    685,207     8.000% 09/15/24 .................       692,559
     51,064     9.000% 04/15/09 .................        53,452
    112,568     9.000% 09/15/16 .................       117,833
    119,080     9.000% 12/15/16 .................       124,649
    109,676     9.000% 12/15/16 .................       114,806
     69,433     9.500% 07/15/09 .................        73,930
                                                     ----------
                Total:                                1,177,229
                                                     ----------
                Total Mortgage-Backed Securities:
                (Cost $6,822,370)................     7,860,845
                                                     ==========
U.S. TREASURY OBLIGATIONS -- 19.6%
                U.S. Treasury Bonds:
  1,600,000     8.125% 05/15/21 .................     1,834,501
  2,000,000     12.000% 08/15/13 ................     2,669,376
                U.S. Treasury Notes:
  4,000,000     13.750% 08/15/04 ................     5,133,752
                                                     ----------
                Total U.S. Treasury Obligations:
                (Cost $10,765,079)...............     9,637,629
                                                     ==========

                       HATTERAS INCOME SECURITIES, INC.
                       PORTFOLIO OF INVESTMENTS(Continued)
                                December 31, 1999

                                                                          Market
                                                                           Value
                                                                     --------------
        TOTAL INVESTMENTS
        (Cost $50,911,307*)........................     97.9%        $48,239,088


        OTHER ASSETS AND LIABILITIES (Net) ........       2.1%          1,050,199
                                                                        ---------


        NET ASSETS ................................     100.0%        $49,289,287
                                                      =======         ===========

----------
* Aggregate cost for Federal tax purposes. (Note 3)
ABBREVIATIONS:
MTN Medium Term Note

                       HATTERAS INCOME SECURITIES, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1999

ASSETS:
  Investment in securities, at value (Note 1) ............................................    $ 48,239,088
  Cash............................................. ......................................          32,018
  Interest receivable ....................................................................       1,075,151
                                                                                              ------------
   Total assets ..........................................................................      49,346,257
                                                                                              ============
LIABILITIES:
  Management and advisory fees payable (Note 2) ..........................................          24,012
  Accrued legal and audit fees............................................................          22,250
  Transfer agent fees payable.............................................................           5,000
  Accrued expenses .......................................................................           5,708
                                                                                              ------------
   Total Liabilities .....................................................................          56,970
                                                                                              ------------
NET ASSETS (equivalent to $14.65 per share based on 3,363,512 shares of capital stock
  outstanding) ...........................................................................    $ 49,289,287
                                                                                              ============
Investments, at cost .....................................................................    $ 50,911,307
                                                                                              ============
                                  NET ASSETS CONSIST OF:
CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)...........................    $  3,363,512
  Paid-in capital ........................................................................      50,400,518
  Undistributed net investment income (Note 1) ...........................................         105,504
  Accumulated net realized loss on investments (Note 4) ..................................      (1,908,028)
  Net unrealized depreciation of investments .............................................      (2,672,219)
                                                                                              ============
NET ASSETS ...............................................................................    $ 49,289,287
                                                                                              ============

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1999


INVESTMENT INCOME:
 Interest .......................................................................                  $  4,153,117
                                                                                                   ------------
EXPENSES:
 Management and investment advisory (Note 2) ....................................    $294,107
 Transfer agent .................................................................      53,456
 Printing .......................................................................      38,473
 Legal and audit ................................................................      36,806
 Directors ......................................................................      25,760
 Custody (Note 2) ...............................................................       6,494
 Miscellaneous ..................................................................      11,994
                                                                                     --------
   Total expenses ...............................................................     467,090
 Fees reduced by credits allowed by the custodian (Note 2) ......................      (6,422)
                                                                                     --------
   Net expenses .................................................................     460,668
                                                                                     --------
NET INVESTMENT INCOME ...........................................................                     3,692,449
                                                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS (Note 3):
 Net realized loss on investments during year ...................................                    (1,295,927)
 Net change in unrealized appreciation/(depreciation) of investments during year                     (3,643,369)
                                                                                                   ------------
 Net realized and unrealized loss on investments ................................                    (4,939,296)
                                                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................                  $ (1,246,847)
                                                                                                   ============

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year              Year
                                                                                   Ended             Ended
                                                                                  12/31/99          12/31/98
                                                                              ---------------   ---------------
  Net investment income ...................................................    $  3,692,449      $  3,743,102
  Net realized gain/(loss) on investments .................................      (1,295,927)          309,270
  Net change in unrealized appreciation/(depreciation) of investments .....      (3,643,369)         (243,047)
                                                                               ------------      ------------
  Net increase/(decrease) in net assets resulting from operations .........      (1,246,847)        3,809,325
  Dividends to shareholders from investment income ........................      (3,757,394)       (3,716,696)
                                                                               ------------      ------------
  Net increase/(decrease) in net assets ...................................      (5,004,241)           92,629
NET ASSETS:
  Beginning of year .......................................................      54,293,528        54,200,899
                                                                               ------------      ------------
  End of year .............................................................    $ 49,289,287      $ 54,293,528
                                                                               ============      ============
  Undistributed net investment income at end of year ......................    $    105,504      $    127,622
                                                                               ============      ============

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS

 Selected data for each share of capital stock outstanding throughout each year:

                                                Year          Year          Year           Year           Year
                                               Ended         Ended         Ended          Ended          Ended
                                            December 31,  December 31,  December 31,   December 31,   December 31,
                                                1999          1998          1997           1996           1995
                                           ------------- ------------- ------------- --------------- -------------
Per Share Operating
 Performance
Net asset value at beginning of year .....   $  16.14      $ 16.11       $  15.91      $  16.79        $ 15.20
 Net investment income ...................       1.10         1.11           1.18          1.23           1.35
 Net realized and unrealized
   gain/(loss) on investment
   transactions ..........................      (1.47)        0.03           0.16          (0.84)         1.61
                                             --------      -------       --------      ---------       -------
 Total from investment operations ........      (0.37)        1.14           1.34          0.39           2.96
Less distributions
 Dividends from net investment
   income ................................      (1.12)        (1.11)        (1.14)         (1.23)         (1.34)
 Dividends in excess of net
   investment income .....................         --            --            --(a)       (0.04)         (0.03)
                                             --------      --------      --------      ---------       --------
 Total distributions .....................      (1.12)        (1.11)        (1.14)         (1.27)         (1.37)
                                             --------      --------      --------      ---------       --------
Net asset value at end of year ...........   $  14.65      $ 16.14       $  16.11      $  15.91        $ 16.79
                                             ========      ========      ========      =========       ========
Per share market value, end of year ......   $ 11.875      $ 15.125      $ 14.875      $  14.375       $ 16.125
Total Return:
 Per share market value ..................     (14.70) %     10.46  %      11.03  %        (3.32) %      17.61  %
Ratios and Supplemental Data
 Net assets, end of year (thousands)         $ 49,289      $ 54,294      $ 54,201      $  53,658       $ 56,109
 Ratio of operating expenses to
   average net assets ....................     0.90   %       0.91  %       0.94  %       0.89   %        0.86  %
 Ratio of operating expenses to
   average net assets without fees
   reduced by credits allowed by
   the custodian .........................     0.91   %       0.92  %       0.95  %       0.90   %        0.89  %
 Ratio of net investment income to
   average net assets ....................     7.21   %       6.86  %       7.18  %       7.73   %        8.07  %
 Portfolio turnover rate .................    60.28   %      72.04  %     199.52  %     166.30   %       48.75  %

----------
(a) Amount represents less than $0.01 per share.
                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

   Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.


1. SIGNIFICANT ACCOUNTING POLICIES:

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

   Securities Valuation: The Company's securities which are traded on a recognized exchange on NASDAQ are valued at the last sales price on the exchange or market on which the security is primarily traded. Securities traded only over-the-counter are valued on the basis of the closing bid price or, if no sale occurred on such day, at the mean of the current bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost. Restricted securities and other assets may be valued by the Company's investment adviser, Banc of America Advisors, Inc. ("BAAI"), under the supervision of the Company's Board of Directors.

   Investment Policy: At least 70% of the Company's total assets will be invested in: (i) debt securities which are rated at the time of purchase as Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or better; (ii) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (iii) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or a political subdivision thereof, such securities not to exceed 25% of the Company's total assets; (iv) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or BBB), or if not rated, are considered by BAAI or the Company's investment sub-adviser to be of investment quality comparable to securities described under item (i); (v) commercial paper considered by BAAI or the Company's investment sub-adviser to be of investment quality comparable to securities which may be purchased under item (i) above; and (vi) cash or cash equivalents.

   Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method. Market discount and premiums on securities are not amortized or accreted.

   Dividends & Distributions to Shareholders: It is the policy of the Company to declare and pay distributions monthly from net investment income to shareholders. Net realized capital gains (including net short-term capital gains) are distributed at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences for the year ended December 31, 1999, resulting from differences in book and tax accounting for expiration of capital loss carry-forward and recognition of market discount income, have been reclassified to reflect an increase to undistributed net investment income of $42,827, a decrease to accumulated net realized loss of $719,020 and a decrease to paid-in capital of $761,847.

   Federal Income Tax: The Company intends to continue to qualify as a regulated investmcnt company, if such qualification is in the best interest of its shareholders, by complying with the applicable requirements of the

                       HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

   Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal income or excise tax provision is applicable.


2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE AND OTHER RELATED
   PARTY TRANSACTIONS:

   The Company has entered into an investment advisory agreement with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and
   (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in this fee for the year ended December 31, 1999.

   The Company and BAAI have entered into a sub-advisory agreement with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of Bank of America, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from BAAI equal to an annual rate of 0.15% of the Company's average weekly net assets.

   The Bank of New York ("BNY") serves as the custodian of the Company's assets. For the year ended December 31, 1999, expenses of the Company were reduced by $6,422 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

   ChaseMellon Shareholder Services ("ChaseMellon") serves as the transfer agent and dividend disbursing agent for the Company.

   No officer, director or employee of Bank of America, BAAI, Tradestreet, BNY, or ChaseMellon, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer.

3. SECURITIES TRANSACTIONS:

   For the year ended December 31, 1999, the cost of purchases and proceeds from sales of securities (excluding short term securities) are summarized as follows:

                                                            Purchases          Sales
                                                         --------------   --------------
    Corporate Bonds ..................................    $19,251,657      $18,469,467
    U.S. Government and Agencies (Long-Term) .........     10,344,399       12,888,683
    Foreign Bonds ....................................        497,700               --
                                                          -----------      -----------
        Total ........................................    $30,093,756      $31,358,150
                                                          ===========      ===========

   At December 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated is $2,672,219 of which $244,519 related to appreciated securities and $2,916,738 related to depreciated securities. The aggregate cost of investment securities owned for Federal income tax purposes was $50,911,307.

                       HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

4. CAPITAL LOSS CARRYFORWARD:

   At December 31, 1999, approximately $1,908,028 was available to offset future capital gains of which $47,580 expires in 2000, $476,575 expires in 2002, $75,218 expires in 2005 and $1,308,655 expires in 2007. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

5. SUBSEQUENT EVENT:

     On January 18, 2000, TradeStreet changed its name to Banc of America Capital Management, Inc. ("BACAP").

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Hatteras Income Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hatteras Income Securities, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
February 16, 2000

                       HATTERAS INCOME SECURITIES, INC.
                           DIVIDEND REINVESTMENT PLAN


Dividend Reinvestment Plan

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have instructed ChaseMellon (the "Plan Agent") in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by the Plan Agent, as the dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions, but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the New York Stock Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, (800) 851-9677.

                        HATTERAS INCOME SECURITIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS



ANNUAL MEETING OF SHAREHOLDERS

     On April 30, 1999, the Company held its Annual Meeting of Shareholders. William H. Grigg, Thomas F. Keller and A. Max Walker were elected as directors of the Company by the following votes: 2,625,605 For, 0 Withheld. In the only other matter voted upon at the Annual Meeting, the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999, was ratified by the following votes:
2,618,247 For, 27,438 Withheld.

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

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

BOARD OF DIRECTORS                    OFFICE OF THE COMPANY
A. MAX WALKER, Chairman               Hatteras Income Securities, Inc.
 Financial Consultant                 One Bank of America Plaza -- NC1-002-33-31
                                      101 S. Tryon Street
WILLIAM H. GRIGG                      Charlotte, North Carolina 28255
 Chairman Emeritus,
 Duke Power Company                   INVESTMENT ADVISER
                                      Banc of America Advisors, Inc.
THOMAS F. KELLER                      One Bank of America Plaza
 Retired Dean,                        101 S. Tryon Street
 Fuqua School of Business,            Charlotte, North Carolina 28255
 Duke University
                                      INVESTMENT SUB-ADVISER
FUND OFFICERS                         TradeStreet Investment Associates, Inc.
ROBERT H. GORDON                      One Bank of America Plaza
 President                            101 S. Tryon Street
                                      Charlotte, North Carolina 28255
EDWARD D. BEDARD
 Chief Financial Officer              FUND COUNSEL
                                      Morrison & Foerster LLP
ROBERT B. CARROLL                     2000 Pennsylvania Avenue, N.W.
 Secretary                            Suite 5500
                                      Washington, D.C. 20006
GERALD MURPHY
 Treasurer                            CUSTODIAN
                                      The Bank of New York
ANDREW R. PETRUSKI                    100 Church St. 15th Floor
 Assistant Treasurer                  New York, NY 10286

TRACIE PERSINGER                      TRANSFER AGENT
 Assistant Treasurer                  ChaseMellon Shareholder Services
                                      450 West 33rd Street 15th Floor
MARK S. AHNRUD, CFA                   New York, NY 10001
 Assistant Secretary and
 Portfolio Manager                    INDEPENDENT ACCOUNTANTS
                                      PricewaterhouseCoopers LLP
                                      1177 Avenue of the Americas
                                      New York, NY 10036